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                                                                    Exhibit 99.1


                                      PROXY
                         WALLACE COMPUTER SERVICES, INC.

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ___________ __, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS M. DAVID JONES, JAMES D. BENAK AND VICKI L. AVRIL AND EACH OF THEM, TRUE AND LAWFUL AGENTS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ALL SHARES OF STOCK THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS OF WALLACE COMPUTER SERVICES, INC. (THE "COMPANY") TO BE HELD ON ___________, 2003, AND AT ANY AND ALL ADJOURNMENTS AND POSTPONEMENTS THEREOF, ON ALL MATTERS BEFORE SUCH MEETING.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 16, 2003, AMONG MOORE CORPORATION LIMITED, M-W ACQUISITION, INC., A WHOLLY OWNED SUBSIDIARY OF MOORE, AND WALLACE COMPUTER SERVICES, INC., WHICH MATTER IS MORE FULLY DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT. IF OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES. THE WALLACE BOARD RECOMMENDS A VOTE "FOR" ITEM 1.

PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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SEE REVERSE            CONTINUED AND TO BE SIGNED ON REVERSE         SEE REVERSE
SIDE                   SIDE                                          SIDE
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WALLACE COMPUTER SERVICES, INC.
C/O EQUISERVE
P.O. BOX 43010
PROVIDENCE, RI 02940

     DETACH HERE
[x]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.


THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JANUARY 16, 2003, AMONG MOORE CORPORATION LIMITED, M-W ACQUISITION, INC., A WHOLLY OWNED SUBSIDIARY OF MOORE, AND WALLACE COMPUTER SERVICES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.
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                                                      FOR    AGAINST   ABSTAIN
1.   Adoption of the Agreement and Plan of            [ ]      [ ]       [ ]
     Merger, dated as of January 16, 2003, among Moore Corporation Limited, M-W Acquisition,
     Inc. and Wallace Computer Services, Inc.




Please mark here if you plan to attend the Special Meeting [ ]

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature: ____________________________ Date: __________

Signature: ____________________________ Date: __________

Wallace stockholders can now vote their shares over the telephone or the Internet. This eliminates the need to return the proxy card.

To vote your shares over the telephone or the Internet you must have your proxy card and Social Security Number available. The Voter Control Number that appears in the box just below the perforation must be used in order to vote by telephone or over the Internet. These systems can be accessed 24 hours a day, seven days a week up until the day prior to the Special Meeting.

1.    To vote by telephone:

      On a touch-tone telephone call toll-free: 1-877-PRX-VOTE (1-877-779-
      8683).

2.    To vote by the Internet:

      Log on to the Internet and go to the web site: http://www.eproxyvote.com

Your vote over the telephone or the Internet registers your vote in the same manner as if you marked, signed, dated and returned your proxy card.

Do not return this Proxy Card if you are voting by telephone or the Internet.

                  Your vote is important. Thank you for voting.


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